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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 1, 2000


                           TIME WARNER TELECOM INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                                             84-1500624
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)

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                           10475 Park Meadows Drive
                              Littleton, Colorado
                                     80124

              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (303) 566-1000

                                      N/A

         (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

     On November 1, 2000, Time Warner Telecom Inc. met with investors. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1   Time Warner Telecom Investor Relations Presentation.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TIME WARNER TELECOM INC.


Date: November 1, 2000                By: /s/ Paul Jones
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                                          Name:  Paul Jones
                                          Title: Senior Vice President, General
                                          Counsel & Regulatory Policy

                                 EXHIBIT INDEX


Exhibit No.         Description of the Exhibit

99.1         Time Warner Telecom Investor Relations Presentation.